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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 11, 1999

                                PHARMERICA, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                 0-20606                    11-2310352
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(State or other jurisdiction    (Commission file Number)        (Employer
      of incorporation)                                   Identification Number)


                      175 Kelsey Lane, Tampa, Florida 33619
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                    (Address of principal executive offices)


                                 (813) 626-7788
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              (Registrant's telephone number, including area code)


                   3611 Queen Palm Dr., Tampa, Florida 33619
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          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

         On January 11, 1999, Bergen Brunswig Corporation ("Bergen") and PharMerica, Inc. ("PharMerica") announced that they have entered into an Agreement and Plan of Merger, dated as of January 11, 1999 (the "Merger Agreement"), pursuant to which Peacock Merger Corporation, a newly formed wholly owned subsidiary of Bergen, will be merged with and into PharMerica, and PharMerica will become a wholly owned subsidiary of Bergen (the "Merger"). Under the terms of the Merger Agreement, upon consummation of the Merger, shareholders of PharMerica will receive 0.275 of a share of Bergen Class A Common Stock in exchange for each share of PharMerica common stock they hold. The Merger is intended to be tax-free and will be treated as a purchase for financial reporting purposes. Consummation of the transaction is subject to the satisfaction of certain conditions, including approvals by the shareholders of Bergen and PharMerica and receipt of certain regulatory approvals.

         The Merger Agreement also provides that in the event the Merger Agreement is terminated pursuant to certain of the circumstances specified under
Article VII thereof, PharMerica may be obligated to pay to Bergen a termination fee of $38 million. In addition to such payment, in certain circumstances set forth in such Article, PharMerica may become obligated to reimburse Bergen up to $6 million for costs and expenses incurred in connection with the transaction. In such event, certain amendments to the existing supply agreement between Bergen and PharMerica also would be made.

         In connection with the Merger, the Board of Directors of PharMerica approved and PharMerica entered into a First Amendment to Stockholder Protection Rights Agreement (the "Rights Agreement Amendment"). The Rights Agreement Amendment excludes the Merger from certain restrictive provisions of PharMerica's Stockholder Protection Rights Agreement.

         The Merger Agreement and Rights Agreement Amendment are filed as Exhibits 2.1 and 4.1 hereto, respectively, and are incorporated herein by reference. The foregoing description of the Merger Agreement and Rights Agreement Amendment is qualified in its entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. The exhibits filed as a part of this Report are listed in the Index to Exhibits immediately following the signature page.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PHARMERICA, INC.


                                     By: /s/ David Redmond
                                         ---------------------------------------
                                         David Redmond
                                         Chief Financial Officer

Date:    January 15, 1999






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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBERS
       -------

         2.1 Agreement and Plan of Merger, dated as of January 11, 1999, by and among Bergen Brunswig Corporation, Peacock Merger Corporation and PharMerica, Inc.

         4.1 First Amendment to Stockholder Protection Rights Agreement dated as of January 11, 1999, between PharMerica, Inc. and Harris Trust and Savings Bank, as Rights Agent.













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